                                                                   EXHIBIT 99.02

                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                     11 1/2% SENIOR SECURED NOTES DUE 2008
                                IN EXCHANGE FOR
                   NEW 11 1/2% SENIOR SECURED NOTES DUE 2008
                                       OF

                           TELEX COMMUNICATIONS, INC.

     Registered holders of outstanding 11 1/2% Senior Secured Notes due 2008 (the "Existing Notes") who wish to tender their Existing Notes in exchange for a like principal amount of new 11 1/2% Senior Secured Notes due 2008, which have been registered under the Securities Act of 1933, as amended (the "New Notes") and whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to BNY Midwest Trust Company (the "Exchange
Agent") prior to           , 2004 (the "Expiration Date"), may use this Notice
of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange
Offer -- Procedures for Tendering" in the prospectus, dated           , 2004 of
Telex Communications, Inc. (the "Prospectus").

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

   For Delivery by Registered or Certified Mail, Hand or Overnight Delivery:

                       BY MAIL OR OVERNIGHT COURIER/HAND
                           BNY Midwest Trust Company
                              C/O Bank of New York
                           Corporate Trust Operations
                              Reorganization Unit
                           101 Barclay Street, 7 East
                            New York, New York 10286
                        Attention: Ms. Giselle Guadalupe
                        Attention: Ms. Giselle Guadalupe

                             FOR INFORMATION CALL:
                                 (212) 815-6331

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Existing Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

                     DESCRIPTION OF EXISTING NOTES TENDERED

                                       NAME AND ADDRESS OF    CERTIFICATE NUMBER(S)
                                       REGISTERED HOLDER AS     OF EXISTING NOTES
                                        IT APPEARS ON THE         TENDERED (OR        PRINCIPAL AMOUNT
                                          EXISTING NOTES        ACCOUNT NUMBER AT      OF OUTSTANDING
      NAME OF TENDERING HOLDER            (PLEASE PRINT)      BOOK-ENTRY FACILITY)     NOTES TENDERED
      ------------------------         --------------------   ---------------------   ----------------

                                   SIGN HERE

Name of Registered or Acting Holder:
--------------------------------------------------------------------------------

Signature(s):
--------------------------------------------------------------------------------

Name(s) (please print):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------


Telephone Number:
--------------------------------------------------------------------------------

If Existing Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Existing Notes (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
-------------------------------------

Address:
--------------------------------------------

------------------------------------------------------
                                   (ZIP CODE)

Area Code and Telephone No.:

------------------------------------------------------
------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Title:
-----------------------------------------------

Name:
----------------------------------------------
                             (PLEASE TYPE OR PRINT)

Date:
-----------------------------------------------

NOTE: DO NOT SEND EXISTING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. EXISTING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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